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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)..............September 15, 1998

                      THE PEOPLES BANCTRUST COMPANY, INC.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

          Alabama                        0-13653                 63-0896239
          -------                        -------                 ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 file number)          Identification No.)

310 Broad Street, Selma, Alabama                                     36701
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code               (334) 875-1000
                                                  ------------------------------

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS

                   Publication of Combined Financial Results

The Peoples BancTrust Company, Inc. (the "Company") acquired by merger Elmore County Bancshares, Inc. ("Bancshares") on July 31, 1998. The combination was accounted for by the pooling-of-interests method. The following combined financial results include the Company and Bancshares for eight months ended August 31, 1998:

(Dollars in thousands)

Net Interest Income          $14,854

Net Income                   $ 3,448

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE PEOPLES BANCTRUST COMPANY, INC.
                                             -----------------------------------
                                                        (Registrant)

Date:  September 15, 1998                    /s/ Andrew C. Bearden, Jr.
                                             -----------------------------------
                                                  Andrew C. Bearden, Jr.
                                                  Chief Financial Officer